                                                                   EXHIBIT 10.12

         Nationwide Insurance Enterprise Supplemental Retirement Plan
         ------------------------------------------------------------


WHEREAS, the Participating Employers have previously adopted the Predecessor Plans, for the benefit of certain of their employees; and

WHEREAS, the Participating Employers now desire to merge, amend and restate the Predecessor Plans; and

NOW, THEREFORE, said Participating Employers do hereby merge, amend and restate the Predecessor Plans as the Nationwide Insurance Enterprise Supplemental Retirement Plan, effective as of December 31, 1996, as set forth below:


                                   ARTICLE I
                                   ----------

                                  DEFINITIONS
                                  -----------


Any word or term used in this document, if defined in the Retirement Plan shall have the same meaning as set forth in such definition, unless otherwise defined herein.

Company shall mean the Nationwide Mutual Insurance Company
-------

Covered Compensation, Farmland Covered Compensation, Nationwide Covered
-----------------------------------------------------------------------
Compensation and Wausau Covered Compensaton shall each have the meaning assigned
-------------------------------------------
in the Retirement Plan, adjusted as follows:

     (a)  Ignoring any maximum dollar limitation that may be applied under
          Section 401(a)(17) of the Code,

     (b) Excluding sales compensation where such compensation is based on an open-ended sales compensation program, and

     (c) Excluding compensation paid to an individual prior to his or her election as an officer of a Participating Employer.

Effective Date shall mean December 31, 1996.
--------------

Excess Plan shall mean the Nationwide Insurance Enterprise Excess Benefit Plan.
-----------

Final Average Compensation shall mean:
--------------------------

     (a) for purposes of Section 3.1(a)(i), the average of the highest five (5) consecutive Covered Compensations in effect with respect to a Participant during his or her last ten (10) years of Service, or, if he or she has accrued less than five (5) such Covered Compensations, the average of all such Covered Compensations accrued;

     (b)  for purposes of Section 3.1(a)(ii),  the average of the highest four
          (4) Farmland Covered Compensations of the Participant's last ten (10) consecutive Farmland Covered Compensations determined as of the end of the calendar year ending coincident with or immediately preceding the Participant's Severance Date, or, if he or she has accrued less than four (4) such Farmland Covered Compensations, the average of all such Covered Compensations accrued;

     (c)  for purposes of Section 3.1(a)(iii), the average of the highest three
          (3) consecutive Nationwide Covered Compensations in effect with respect to a Participant during his or her last ten (10) years of Service or, if he or she has accrued less than three (3) such Nationwide Covered Compensations, the average of all such Nationwide Covered Compensations accrued, provided, however, that for years prior to January 1, 1988, Nationwide Covered Compensations for calendar years after an employee attained Normal Retirement Age were excluded from consideration under this Section; and

     (d)  for purposes of Section 3.1(a)(iv), the average of the highest three
          (3) consecutive Wausau Covered Compensations in effect with respect to a Participant during his or her last ten (10) years of Service determined as of the end of the calendar year ending coincident with or immediately preceding the Participant's Severance Date, or, if he or she has accrued less than three (3) such Wausau Covered Compensations, the average of all such Covered Compensations accrued.

Highly Compensated Employee or HCE shall mean an Employee of a Participating
----------------------------------
Employer whose Covered Compensation, for any year beginning on or after the Effective Date, exceeds the maximum dollar limitation set forth in Code Section 401(a)(17), except those individuals excluded by Article IX.

Officer shall mean an elected officer of a Participating Employer whose Covered
-------
Compensation, for any year beginning on or after the Effective Date, exceeds the maximum dollar limitation set forth in Code Section 401(a)(17), except those individuals excluded by Article IX.

Plan shall mean the Nationwide Insurance Enterprise Supplemental Retirement
----
Plan.

Plan Administrator shall mean the Nationwide Mutual Insurance Company.
------------------

Predecessor Plans shall mean the Nationwide Supplemental Retirement Plan, the
-----------------
Wausau Insurance Companies Supplemental Benefit Plan or the Farmland Mutual Insurance Company Supplemental Retirement Plan.

Retirement Plan means the Nationwide Insurance Enterprise Retirement Plan.
---------------

                                   ARTICLE II
                                   ----------

                                  ELIGIBILITY
                                  -----------


Each Employee who:

     (a)  Is a Participant in the Retirement Plan; and

     (b) Is an Officer or is entitled to a Minimum Benefit under Section 3.2 of this Plan; and

     (c) Terminates employment with all Participating Employers and Non-Participating Employers on or after completing 60 Months of Vesting Service, or whose death results in his or her beneficiary becoming eligible for a death benefit under the Retirement Plan, shall be eligible for a benefit under this Plan on his or her Severance Date.

                                  ARTICLE III
                                  -----------

                                BENEFIT PAYABLE
                                ---------------


3.1  Benefit Payable
     ---------------

     An eligible Officer shall have an annual accrued benefit under this Plan equal to (a) reduced by (b):

     (a)  the sum of:

          (i) an annual amount equal to the product of (A) and (B) plus the product of (A) and (C):

               (A) the number of Months of Participation Service, converted to years, prior to the date of determination, to a maximum of the lesser of

                    (I)  40 years, or

                    (II) 40 years reduced, but not below zero (0), by the sum of the Participant's Months of Farmland Participation Service, Months of Nationwide Participation Service, and Months of Wausau Participation Service, each converted to years;

               (B) one and a quarter percent (1.25%) of his or her Final Average Compensation on the date of determination; and

               (C) three quarters of one percent (.75%) of his or her Final Average Compensation in excess of his or her Social Security Covered Compensation;

          (ii) an annual amount equal to the product of (A) and (B) plus the product of (A) and (C):

               (A) the number of Months of Farmland Participation Service, converted to years, prior to the date of determination, to a maximum of 40 years,

               (B) one and a quarter percent (1.25%) of his or her Final Average Compensation on the date of determination; and

               (C) three quarters of one percent (.75%) of his or her Final Average Compensation in excess of his or her Social Security Covered Compensation;

          (iii) an annual amount equal to the product of (A) and (B) plus the product of (A) and (C):

               (A) the number of Months of Nationwide Participation Service, converted to years, prior to the date of determination, to a maximum of 40 years,

               (B) one and a quarter percent (1.25%) of his or her Final Average Compensation on the date of determination; and

               (C) three quarters of one percent (.75%) of his or her Final Average Compensation in excess of his or her Social Security Covered Compensation;

          (iv) an annual amount equal to the product of (A) and (B) plus the product of (A) and (C):

               (A) the number of Months of Wausau Participation Service, converted to years, prior to the date of determination, to a maximum of 40 years,

               (B) one and a quarter percent (1.25%) of his or her Final Average Compensation on the date of determination; and

               (C) three quarters of one percent (.75%) of his or her Final Average Compensation in excess of his or her Social Security Covered Compensation; and

     (b) the accrued benefit of the Participant from the Retirement Plan, the Excess Plan and all other defined benefit retirement plans maintained by one or more of the Participating Employers at any time.

     The benefit payable to any eligible Officer under this Section shall be adjusted as provided in Section 3.03 of the Retirement Plan in the same manner as a benefit provided under Section 3.01(a) of that plan in the event such benefit commences prior to such Officer's Normal Retirement Date.


3.2  Minimum Benefit
     ---------------

     The minimum benefit for each eligible Employee is the greater of (a) or
     (b):

     (a)  the sum of (i) and (ii):

          (i) for such eligible Employee who had a Benefits Salary in 1993 which was greater than or equal to $150,000, and who would have been eligible to receive a benefit from this Plan had employment terminated effective December 31, 1993, the benefit accrued under the Nationwide Supplemental Retirement Plan as of December 31, 1993; and

          (ii) for such eligible Employee who would have been eligible to receive a benefit from the Nationwide Insurance Companies and Affiliates Excess Benefit Plan had his or her employment terminated on December 31, 1993, the benefit accrued under that plan as of December 31, 1993, to the extent it exceeds the benefit actually paid under that plan.

          The benefit payable to any eligible Employee under this Section 3.2(a) shall be adjusted, as provided in this Plan as in effect on December 31, 1993, in the event such benefit commences prior to such eligible Employee's Normal Retirement Date.

     (b) for each eligible Employee whose Severance Date is on or after January 1, 1997, and who was either:

          (i) a participant in the Nationwide Plan (other than an Employee of Wausau) who had Covered Compensation in excess of $150,000 during the ten calendar year period 1987 through 1996, or

          (ii) an elected Vice President or more senior officer who was an Employee of Wausau and participated in the Wausau Plan for a Plan Year prior to 1996,

          the benefits he or she would have received under the Predecessor Plans where such benefits are calculated as if he or she terminated employment on December 31, 1996. Any eligible Employee who was an Officer on January 1, 1997, shall not be eligible for a benefit under this Section.

          The benefit payable to any eligible Employee under this Section 3.2(b) shall be adjusted, as provided in the Predecessor Plans as in effect on December 31, 1996, in the event such benefit commences prior to such eligible Employee's Normal Retirement Date.

                                   ARTICLE IV
                                   ----------

                                FORM OF PAYMENT
                                ---------------

4.1  Form of Payment
     ---------------

     The payment from this Plan shall be payable to a Participant in the same form and manner, shall begin at the same time, and shall be subject to the same adjustments as the life contingent annuity payable from the Retirement Plan. However, the Level Income Option does not apply to this Plan. Optional forms of payment shall be calculated using the Actuarial Equivalent factors defined in the Retirement Plan.

4.2  Small Benefit Amounts
     ---------------------

     At the election of the Plan Administrator, any benefit payable under this Plan which is less than $83.33 per month, under the annuity form selected, may be paid in one payment in the month of retirement for the year of retirement, and in an annual payment in January of each subsequent year for that year. Any adjustment necessary to offset an overpayment (or underpayment ) of benefits in a calendar year shall be made in the following January payment (without adjustment for interest).

                                   ARTICLE V
                                   ---------

                                VARIABLE PAYMENT
                                ----------------


The benefit determined under Section 3.1(a)(iii) shall increase on the same date and in the same percentage as benefits determined under Section 3.01(c) of the Retirement Plan.

                                   ARTICLE VI
                                   ----------

                        LIABILITY AND METHOD OF PAYMENT
                        -------------------------------


6.1  Liability for Payment
     ---------------------

     Each Participating Employer shall be liable for payments under this Plan which are based upon its employees' participation in the Retirement Plan.

     In the event that a payment due hereunder is based upon participation in the Retirement Plan during employment with two or more Participating Employers, the Actuary for the Retirement Plan shall determine each such Participating Employer's share of the liability for such payment after taking into account each such Participating Employer's liability under the Retirement Plan and the Excess Plan as to the person to whom such payment is due.

     The value of the benefit under this Plan shall be determined on the Participant's Severance Date, and any resulting tax consequences of the Participating Employers shall be allocated among them by the Actuary at that time.

6.2  Method of Payment
     -----------------

     The dollar amount of each payment and all costs, charges and expenses relating thereto under this Plan shall be paid from the general assets of the Participating Employer(s) liable for such payment. Such payments shall not be funded in advance.

     As an unfunded plan, this Plan has no assets and each Participant's right to a payment due hereunder is that of an unsecured creditor of the Participating Employer(s) liable for such payment.

                                  ARTICLE VII
                                  -----------

                           AMENDMENT AND TERMINATION
                           -------------------------


7.1  Amendment
     ---------

     This Plan may be amended at any time in whole or in part by means of a resolution adopted by the Board of Directors of each Participating Employer. In the event that this Plan is amended, benefits may be limited to payments made on or prior to the date of termination. When another organization becomes a Participating Employer under the Retirement Plan, this Plan shall be deemed to have been amended to include such organization as a Participating Employer under this Plan, without the need for formal action by any party.

7.2  Termination
     -----------

     The Participating Employers may terminate this Plan at any time by means of amendment. In the event that a Participating Employer hereunder ceases to be a Participating Employer under the Retirement Plan, termination of this Plan shall be deemed to have occurred with respect to such Participating Employer effective as of the date it ceased to be a Participating Employer under the Retirement Plan without the need for amendment of this Plan.

                                  ARTICLE VIII
                                  ------------

                           ADMINISTRATION OF THE PLAN
                           --------------------------


8.1  Administrator
     -------------

     The Plan Administrator shall have the discretion and authority to construe/interpret the Plan, to determine the eligibility to participate in this Plan, and to issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing the payments hereunder. The Plan Administrator's interpretations, determinations, regulations and calculations shall be final and binding on all persons and parties concerned.

8.2  Non-Assignability of Benefits
     -----------------------------

     The benefits payable hereunder or the right to receive future benefits under this Plan may not be anticipated, alienated, pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under this Plan of the person affected may be terminated by the Plan Administrator which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

8.3  Nonguarantee of Employment
     --------------------------

     Nothing contained in this Plan shall be construed as a contract of employment between the Participating Employers and any eligible Employee, or as a right of any eligible Employee to be continued in employment of the Participating Employers, or as a limitation on the right of the Participating Employers to discharge any of its employees, with or without cause.

8.4  Construction
     ------------

     The provisions of this Plan shall be construed, regulated, administered, and enforced according to the laws of the State of Ohio.

8.5  Execution
     ---------

     This Plan has been established by the Participating Employers in conformity with resolutions adopted by their respective Boards of Directors and may be executed in any number of counterparts, each of which will be considered an original.

                                   ARTICLE IX
                                   ----------

                               BENEFIT EXCEPTIONS
                               ------------------


9.1  Coordination With Other Agreements
     ----------------------------------

     Anything in this Plan to the contrary, in no event shall the calculation of benefits payable under this Plan as determined under Section 3.1, consider any compensation paid to any eligible Employee prior to termination of employment through an individual deferred compensation agreement, if such individual deferred compensation specifically precludes consideration of such payment in the calculation of retirement benefits.

9.2  Specific Individuals Excluded
     -----------------------------

     Certain individuals, who might otherwise be eligible for a benefit under
     Section 3.2(b) of this Plan, shall not receive such a benefit. Such individuals are:

     (a) the National Sales Manager-Wholesaler, the National Sales Manager-Pensions, Regional Sales Managers-Wholesalers, Regional Sales Managers-Pensions, Regional Pension Consultants, Life Sales Specialists, Pension Sales Representatives, Regional Life Consultants;

     (b) Public Employees Benefit Services Corporation President and Regional Vice Presidents; and

     (c) NEA Valuebuilder Investor Services, Inc. President, Vice President-Affiliate Relations, Vice President-Sales, Vice President-Sales Operations, Affiliate Relations Manager, Communications Manager, Director-Education and Training, Member Services Manager, Regional Sales Managers, and Valuebuilder Investment Professionals.

IN WITNESS WHEREOF, this agreement has been duly executed by the officers of the parties thereunto duly authorized, and their respective seals have been affixed.


                    NATIONWIDE MUTUAL INSURANCE COMPANY
                    NATIONWIDE MUTUAL FIRE INSURANCE COMPANY
                    NATIONWIDE GENERAL INSURANCE COMPANY
                    NATIONWIDE LIFE INSURANCE COMPANY
                    NATIONWIDE CORPORATION
                    NATIONWIDE COMMUNICATIONS INC.
                    COLONIAL INSURANCE COMPANY OF CALIFORNIA
                    SCOTTSDALE INSURANCE COMPANY
                    GATES, McDONALD & COMPANY
                    GATES, McDONALD & COMPANY OF NEW YORK, INC.
                    GATES, McDONALD & COMPANY OF NEVADA
                    WEST COAST LIFE INSURANCE COMPANY
                    NATIONWIDE FINANCIAL INSTITUTION DISTRIBUTORS AGENCY, INC. NEA VALUEBUILDER INVESTOR SERVICES, INC.
                    FARMLAND MUTUAL INSURANCE COMPANY
Attest:


____________________     By:___________________________________________________



                         NATIONWIDE DEVELOPMENT COMPANY

Attest:


____________________     By:___________________________________________________


                         NATIONWIDE ADVISORY SERVICES, INC.
Attest:


____________________     By:___________________________________________________

                         PEOPLES TRAVEL SERVICE, INC.
Attest:


____________________     By:___________________________________________________



                         INSURANCE INTERMEDIARIES, INC.
Attest:


____________________     By:___________________________________________________



                         PUBLIC EMPLOYEES BENEFIT SERVICES CORPORATION
Attest:


____________________     By:___________________________________________________



                         NATIONAL CASUALTY COMPANY
Attest:


____________________     By:___________________________________________________



                         NATIONWIDE HMO, INC.
Attest:


____________________     By:___________________________________________________



                         KEY HEALTH PLAN, INC.

Attest:


____________________     By:___________________________________________________

                         EMPLOYERS INSURANCE OF WAUSAU A MUTUAL COMPANY WAUSAU SERVICE CORPORATION
Attest:


____________________     By:___________________________________________________